SUPPLEMENT DATED NOVEMBER 1, 1999
TO PROSPECTUS DATED MAY 1, 1999

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS

DISCOVERY SELECT(R) Variable Annuity

The following amendments are hereby made to the Discovery Select Variable Annuity Prospectus dated May 1, 1999:

1. The second sentence of Section 8 of the Summary of Sections 1-9 on page 6 is hereby amended to read, "If you take money out during the accumulation phase, earnings are withdrawn first and are taxed as income."

2. The following new sentence is hereby added to the end of the second paragraph under the section entitled, "Withdrawal Charge" on page 19 of the
     Prospectus: "If the contract is sold under circumstances that reduce the sales expenses, we may reduce or eliminate the withdrawal charge. For example, a large group of individuals purchasing contracts or an individual who already has a relationship with the company may receive such a reduction."

3. The following note is hereby added below the table entitled, "Percentage of Applicable Withdrawal Charges" on page 20 of the Prospectus: "Note: As of the beginning of the contract year, you may withdraw up to 10% of the total purchase payments plus any charge-free amount carried over from the previous contract year without charge. There is no withdrawal charge on any withdrawals made under the Critical Care Access Option or on any amount used to provide income under the Life Annuity with 120 payments (10 years) Certain Option. Surrender charges are waived when a death benefit is paid. There will be a reduction in the withdrawal charge for contracts issued to contract owners whose age at issue is 84 and older."

4. The following new sentence replaces the fourth sentence under the section entitled, "Sale of the Contract and Distributor" on page 28 of the
     Prospectus: "Commissions for the sales of contracts are paid to Prudential representatives and to other independent broker-dealers who sell the contracts, and do not reduce the amount of your investment." The last sentence of that section is hereby eliminated.


                                       1